Supplement to the
Fidelity® Balanced Fund
Class K
October 30, 2023
Prospectus
The following information replaces similar information found in the “Fund Summary” section under the “Investment Objective” heading.
Fidelity® Balanced Fund seeks both income and capital growth.
The following information replaces similar information found in the “Investment Details” section under the “Investment Objective” heading.
Fidelity® Balanced Fund seeks both income and capital growth.
The following information replaces similar information found in the “Investment Details” section under the “Non-Fundamental Investment Policies” heading.
Fundamental Investment Policies
The following is fundamental, that is, subject to change only by shareholder approval:
Fidelity® Balanced Fund seeks both income and capital growth.
The following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.
Laurie Mundt (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.
Laurie Mundt is Co-Portfolio Manager of Fidelity® Balanced Fund, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2008, Ms. Mundt has worked as a research analyst and portfolio manager.

It is expected that Ms. Reilly will transition off the fund effective on or about September 30, 2024.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024.
Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.39%A,B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%B
Total annual operating expenses	0.39%

A	The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.05% was previously charged under the services agreements.
B	Adjusted to reflect current fees.

1 year	$40
3 years	$125
5 years	$219
10 years	$493

The following information replaces similar information found in the “Fund Management” section under the “Advisory Fee(s)” heading.
Each class of the fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
When determining a class’s management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the fund’s monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for the class of shares of the fund offered through this prospectus is the lesser of (1) the class’s mandate rate reduced by the class’s discount rate (if applicable) or (2) 0.39%. One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.
A different management fee rate may be applicable to each class of the fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

BAL-K-PSTK-0724-130 1.878258.130	July 26, 2024